                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hawker Pacific Aerospace (the "Company") on Form 10-K for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard A. Fortner and James R. Bennett, the Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, each certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Richard A. Fortner                    /s/ James R. Bennett
---------------------------------         ---------------------------------
Richard A. Fortner                        James R. Bennett
Chief Executive Officer                   Chief Financial Officer
August 13, 2002                           August 13, 2002
